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                      MODIFICATION AND AMENDMENT AGREEMENT


         MODIFICATION AND AMENDMENT AGREEMENT (this "Agreement") dated this 31st day of January, 2001 by and between DATAMETRICS CORPORATION, a Delaware corporation with offices at 1717 Diplomacy Row, Orlando, Florida 32809 (the "Corporation" or "Datametrics"), and DMTR, LLC, a New York limited liability company with offices at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019 (the "Lender");

                              W I T N E S S E T H:

         WHEREAS, the Corporation and the Lender have executed and delivered that certain Loan Agreement dated the date hereof (the "Loan Agreement") pursuant to which, inter alia, the Lender has agreed to make a loan (the "Loan") to the Corporation, contemporaneously herewith, in the principal amount of $798,860 which Loan is to be evidenced by a senior secured note of the Corporation (the "Note") in such amount; and

         WHEREAS, prior to the execution and delivery of the Loan Agreement and the execution and delivery of this Agreement, the Lender has acquired, by purchase and assignment from the respective holders thereof, the following Secured Promissory Notes (together, the "Bridge Notes") and all collateral securing the Bridge Notes:

         o That certain $80,000 Secured Promissory Note dated August 2, 2000 issued by Datametrics to Goren Brothers, LP;

         o That certain $80,000 Secured Promissory Note dated August 1, 2000 issued by Datametrics to Bruce Galloway and Jacombs Trading, Inc.;

         o That certain $80,000 Secured Promissory Note dated July 31, 2000 issued by Datametrics to Europa International;

         o That certain $80,000 Secured Promissory Note dated July 31, 2000 issued by Datametrics to Phoenix Enterprises;

         o That certain $80,000 Secured Promissory Note dated August 1, 2000 issued by Datametrics to Willow Creek Capital Partners;

         o That certain $80,000 Secured Promissory Note dated August 2, 2000 issued by Datametrics to NTS Financial Services, Ltd.;

         o That certain Stock Pledge Agreement dated July 31, 2000 between Datametrics and Bruce Galloway, as Collateral Agent;

         o That certain Irrevocable Proxy dated July 31, 2000 from Datametrics in favor of Bruce Galloway, as Collateral Agent;

         o That certain $35,000 Secured Promissory Note dated August 18, 2000 issued by Datametrics in favor of Europa International;

         o That certain $35,000 Secured Promissory Note dated August 18, 2000 issued by Datametrics in favor of Phoenix Enterprises;


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         o        That certain $35,000 Secured Promissory Note dated August 18,
                  2000 issued by Datametrics in favor of Bruce Galloway and Jacombs Trading, Inc.

         o That certain $35,000 Secured Promissory Note dated August 18, 2000 issued by Datametrics in favor of Willow Creek Capital Partners;

         o That certain $35,000 Secured Promissory Note dated August 18, 2000 issued by Datametrics in favor of Goren Brothers, LP;

         o That certain $35,000 Secured Promissory Note dated August 18, 2000 issued by Datametrics in favor of NTS Financial Services, Ltd.

         o That certain Security Agreement dated August 18, 2000 between MadeMyWay.Com, Inc. and Bruce Galloway, as Collateral Agent;

         o That certain Pledge Agreement dated August 18, 2000 between Datametrics and Bruce Galloway, as Collateral Agent;

         o That certain Irrevocable Proxy dated August 18, 2000 from Datametrics in favor of Bruce Galloway, as Collateral Agent;

         o That certain Assignment of Life Insurance dated August 18, 2000 by Datametrics in favor of Bruce Galloway, as Collateral Agent; and

         o That certain $115,000 Secured Promissory Note dated September 18, 2000 issued by the Company in favor of John P. Rosenthal;

         o That certain $30,000 Secured Promissory Note dated October 19, 2000 issued by the Company in favor of Europa International;

         o That certain $30,000 Secured Promissory Note dated October 11, 2000 issued by the Company in favor of Goren Brothers, LP;

         o That certain $30,000 Secured Promissory Note dated October 27, 2000 issued by the Company in favor of NTS Financial Services, Ltd.

         o That certain $30,000 Secured Promissory Note dated October 11, 2000 issued by the Company in favor of Phoenix Enterprises;

         o That certain $30,000 Secured Promissory Note dated October 12, 2000 issued by the Company in favor of Willow Creek Capital Partners;

         o That certain $30,000 Secured Promissory Note dated October 11, 2000 issued by the Company in favor of John P. Rosenthal;

         o That certain $20,000 Secured Promissory Note dated October 26, 2000 issued by the Company in favor of Bruce Galloway and Jacombs Trading, Inc.;

         o That certain $20,000 Secured Promissory Note dated October 25, 2000 issued by the Company in favor of Goren Brothers, LP;

         o That certain $20,000 Secured Promissory Note dated October 27, 2000 issued by the Company in favor of NTS Financial Services, Ltd.;



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         o        That certain $20,000 Secured Promissory Note dated October 25,
                  2000 issued by the Company in favor of Phoenix Enterprises;

         o That certain $20,000 Secured Promissory Note dated October 25, 2000 issued by the Company in favor of Willow Creek Capital Partners;

         o That certain $20,000 Secured Promissory Note dated October 25, 2000 issued by the Company in favor of John P. Rosenthal;

         o That certain $20,000 Secured Promissory Note dated November 9, 2000 issued by the Company in favor of Phoenix Enterprises;

         o That certain $80,000 Secured Promissory Note dated November 9, 2000 issued by the Company in favor of Digital Creative Development Corporation;

         o That certain $100,000 Secured Promissory Note dated November 21, 2000 issued by the Company in favor of Digital Creative Development Corporation

         WHEREAS, under the Loan Agreement, it is a condition to the making of the Loan by the Lender that the terms of the Bridge Notes shall be modified in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Loan Agreement.

         2. Payment Terms. From and after the date hereof, the principal of the Bridge Notes shall be due and payable on January 30, 2003, unless payment thereof is accelerated in accordance with the terms of the Bridge Notes. The Corporation shall pay to the holder of the Bridge Notes, on a monthly basis on the last Business Day of each month, in arrears, interest on the outstanding principal amount of the Bridge Notes, at the Base Rate plus 100 basis points. The Corporation may prepay any or all amounts outstanding under the Bridge Notes at any time without premium or penalty, plus interest owing to the date of payment on any amount so prepaid. Notwithstanding the foregoing, upon the occurrence of any of the events of default under the Bridge Notes (which, from and after the date hereof, shall be the same as the Events of Default under the
Note), the Corporation shall pay on demand interest on any overdue portion of principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to the Base Rate plus 400 basis points, provided, however, any amounts paid hereunder in excess of the highest rate permitted under applicable law shall be applied to principal and not to interest. Amounts paid to the Lender shall be applied first to amounts owing under the Note, and after payment of all amounts owing under the Note, all future payments shall be applied pari passu and pro rata to the Bridge Notes and the 1999 Note (as defined in the Loan Agreement). The Corporation acknowledges that the mandatory prepayment provision set forth in Section 1.5 of the Loan Agreement shall continue to apply to the Bridge Notes and the 1999 Note and shall be deemed incorporated by reference herein notwithstanding any payment in full of the Note or other termination of the Loan Agreement.

         3. Entire Notes. From and after the date of this Agreement, the Bridge Notes shall be deemed modified and amended hereby effective as of the date hereof and, as modified and amended hereby, shall continue in full force and effect, it being the intention of both the Loan Agreement and this Agreement to modify the material operative terms of the Bridge Notes to conform them to the terms, including, without limitation, the repayment terms, of the Note. Each Bridge Note, as amended hereby, shall be read taken and construed as one and the same instrument.


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         4. No Effect of Amendment on Collateral. Notwithstanding anything in the Loan Agreement or this Agreement to the contrary, it is understood and agreed that no provision in this Agreement, the Bridge Notes, the Loan Agreement or the Security Documents is intended to change the rights of (including, without limitation, the priority of any lien or security interest which may be held by) the holder of a Bridge Note with respect to any collateral which may secure the Corporation's obligations thereunder.

         5. Counterparts. This Agreement may be executed in two or more counterparts, which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first set forth above.


                                            DATAMETRICS CORPORATION



                                            By:_____________________________
                                                 Name:
                                                 Title:


                                            DMTR, LLC



                                            By:_____________________________
                                                 Name:
                                                 Title:


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